UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 27, 2021

Fortress Transportation and Infrastructure Investors LLC
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37386	32-0434238
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 45th Floor, New York, New York 10105
(Address of Principal Executive Offices, and Zip Code)

(212) 798-6100
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common shares, $0.01 par value per share	FTAI	New York Stock Exchange
8.25% Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Shares	FTAI PR A	New York Stock Exchange
8.00% Fixed-to-Floating Rate Series B Cumulative Perpetual Redeemable Preferred Shares	FTAI PR B	New York Stock Exchange
8.25% Fixed Rate Series C Cumulative Perpetual Redeemable Preferred Shares	FTAI PR C	New York Stock Exchange

Item 7.01.	Regulation FD Disclosure

On July 27, 2021, the Jefferson Energy companies, acting through certain subsidiaries (“Jefferson”), The Port of Beaumont Navigation District of Jefferson County, Texas, and The Port of Beaumont Industrial Development Authority announced their intention to offer Series 2021 Bonds in an aggregate principal amount of approximately $425,000,000 (the “Series 2021 Bonds”).  The Series 2021 Bonds will be designated as approximately $225,000,000 of Series 2021A Dock and Wharf Facility Revenue Bonds, and approximately $200,000,000 of Series 2021B Taxable Facility Revenue Bonds.  These amounts are preliminary and are subject to change.

Jefferson intends to use the net proceeds from this offering to pay for or reimburse the cost of development, construction and acquisition of certain facilities, to refinance certain subordinated indebtedness of Jefferson owed to Fortress Transportation and Infrastructure Investors LLC (NYSE: FTAI) and, together with an expected $90 million equity investment in Jefferson from FTAI, to fund certain reserve and funded interest accounts.  Jefferson is a subsidiary of FTAI.

Jefferson expects that, within twelve months following completion of the projects to be funded or reimbursed in connection with this offering (which completion is currently expected to occur by the first half of 2023) its annual run-rate revenues for such facilities will be approximately $170 million, and annual run-rate EBITDA will be approximately $100 million.  These projections assume approximately 6.2 million barrels of storage capacity, with an approximate 90% utilization rate and pricing substantially comparable to current market rates.  There can be no assurance that these projects will be completed in accordance with Jefferson’s expectations, or at all.  Please see “Cautionary Language Regarding Forward-Looking Statements” below.

The Series 2021 Bonds are special, limited obligations of The Port of Beaumont Navigation District of Jefferson County, Texas, and The Port of Beaumont Navigation District of Jefferson County, Texas, and are payable from, and secured solely by, the trust estate and the collateral pledged therefor.  The Series 2021 Bonds do not constitute indebtedness of any of:  The Port of Beaumont Navigation District of Jefferson County, Texas; The Port of Beaumont Industrial Development Authority; the State of Texas; Jefferson County; Orange County, Texas; or any other political subdivision of the State of Texas and shall not constitute or give rise to any pecuniary liability of any of the foregoing.  Neither the full faith and credit of The Port of Beaumont Navigation District of Jefferson County, Texas or The Port of Beaumont Industrial Development Authority, nor the full faith and credit and taxing power of any of the State of Texas; Jefferson County; Orange County, Texas; or any other political subdivision of the State of Texas is pledged to the payment of the principal of or interest or premium, if any, on the Series 2021 Bonds.

The Series 2021 Bonds are being offered only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and to “institutional accredited investors” within the meaning of Rule 501(a)(1), (2), (3), (7), (12) or (13) under the Securities Act.  The offering will be made only by means of a limited offering memorandum and related supplements thereto.

The information in this Form 8-K furnished pursuant to Item 7.01 does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Jefferson is not providing forward looking guidance for U.S. GAAP reported financial measures or a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items include, but are not limited to, development and construction progress and timing with respect to current and future projects, potential cost overruns, interest expense, and revenues related to projects under development and/or construction. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for the guidance period.

Cautionary Language Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as, but not limited to, “will,” “believes,” “expects,” “anticipates,” “plans,” “could,” “may,” “should,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this current report include, among other things, statements about FTAI’s and Jefferson’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of FTAI and Jefferson; and the anticipated timing of the proposed offering.  Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions of the closing of the proposed offering in the anticipated timeframe or at all; risks related to Jefferson’s ability to realize the anticipated benefits of the projects to be financed by the proposed offering; risks related to Jefferson’s ability to meet its obligations under the definitive documents for the proposed offering, including scheduled principal and interest payments on the Series 2020 and Series 2021 Bonds; future commodity prices, exchange and interest rates; changes in tax and other laws, regulations, rates and policies; and competitive developments. All forward-looking statements rely on a number of assumptions, estimates and data concerning future results and events and are subject to a number of uncertainties and other factors that could cause actual results to differ materially from those reflected in such statements. Accordingly, FTAI cautions that the forward-looking statements contained herein are qualified by these and other important factors and uncertainties that could cause results to differ materially from those reflected by such statements. For more information on additional potential risk factors, please review FTAI’s  filings with the SEC, including, but not limited to, FTAI’s  Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC

By:	/s/ Eun Nam
Name: Eun Nam
Title: Chief Accounting Officer

Dated: July 27, 2021